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                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Seven (Portion relating to Polaris Plus Variable Annuity) of AIG SunAmerica Life Assurance Company (formerly Anchor National Life Insurance Company) of our report dated January 31, 2002, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company and of our report dated June 21, 2002, relating to the financial statements of Variable Annuity Account Seven. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.

PricewaterhouseCoopers LLP
Los Angeles, California
August 16, 2002